Exhibit 99.1

TOWER GROUP, INC. Investor Presentation KBW Insurance Conference September 2009

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. With respect to the acquisition of Specialty Underwriters' Alliance, Inc., the following factors, among others, could cause or contribute to such material differences: the ability to obtain necessary governmental approvals or rulings on or regarding the acquisition on the proposed terms and schedule, the failure of the shareholders of Specialty Underwriters' Alliance, Inc. to approve the acquisition, the failure to satisfy the closing conditions to the acquisition, the risk that the business of Specialty Underwriters' Alliance, Inc. will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, the risk that the revenue opportunities, cost savings and other anticipated synergies from the acquisition may not be fully realized or may take longer to realize than expected, disruption from the acquisition making it difficult to maintain relationships with customers, employees, brokers and managing general agents, the risk that the U.S. tax authorities may view the tax treatment of the acquisition differently from Tower's tax advisors, and costs relating to the acquisition. Please refer to Tower's filings with the SEC, including Tower's Annual Report on Form 10-K for the year ended December 31, 2008, for a description of other important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect, and Tower undertakes no obligation to update publicly or revise any forward- looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income is a common performance measurement for insurance companies and excludes realized investment gains or losses and expenses related to the adoption of FAS No. 141R, Business Combinations. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. The Federal statutory tax rate of 35% was used to calculate the tax applicable to net realized gains or losses on investments and tax deductible acquisition related transaction costs. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Specialty property and casualty insurance company and service provider headquartered in New York City (rated A- by A.M. Best) Northeast focus; expanding nationally Number of employees: Approximately 700 Diversified, low-hazard business platform with multiple distribution channels Broad product line platform: commercial multi-peril, workers compensation, commercial auto, general liability and personal lines Brokerage Insurance Segment focuses on underwriting personal and commercial policies through retail and wholesale producers Specialty Business Segment focuses on specialty classes of business distributed through program underwriting agents Tower differentiation Favorable ROE High growth platform Favorable underwriting track record Well established acquisition track record

History

1990	1996	2001	2004	2006	2007	2009

[Pre-IPO]

- Tower Insurance Co. of NY (TICNY) founded by Michael Lee
- Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed
- Acquired renewal rights from Empire Insurance Group
- IPO & A.M. Best A- Rating

[Post-IPO]

- Acquired renewal rights from OneBeacon Insurance Group
- Sponsored CastlePoint Holdings, Ltd.
- Acquired Preserver Group, Inc.
- Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd.
- Announced Acquisition of Specialty Underwriters' Alliance, Inc.

September 2009 4 Tower Group, Inc.

Business Segments Brokerage Business (Tower) Specialty Business (Acquired from CastlePoint - SUA pending) Type of Business Examples: Distribution Sources Competitive Advantage Underwriting Preferred and Standard risks - Retail agents Non-standard and E&S risks - Wholesale agents Program business: narrowly defined classes of business Limited amount of assumed reinsurance Garage liability Long term healthcare Commercial construction Specialized commercial auto Specialized underwriting expertise Established books of business underwritten by program underwriting agents with proven track records Commercial: Apartment buildings, retail stores, restaurants and artisan contractors Personal: modestly valued homes and dwellings Simple underwriting process, automation and scale Individual policies underwritten by in-house underwriting staff Program underwriting agents and small insurance companies Broad classes of low to moderate hazard risks Examples:

Higher and More Profitable Growth Than Industry 2004 2005 2006 2007 2008 YTD 2009 Tower 0.329 0.454 0.262 0.444 0.323 0.317 P&C Industry 0.044 0 0.04 -0.008 -0.018 Total Premium Growth 2004 2005 2006 2007 2008 YTD 2009 Tower 0.756 0.881 0.876 0.837 0.824 0.855 P&C Industry 0.989 1.012 0.924 0.956 1.047 Combined Ratio Source: AM Best and Company Data. 2004-08 industry premiums represent net premiums written. Tower 5 year compounded growth rate in Total Premiums: 36.0% Tower 5 year average combined ratio: 83.5%

Underwriting Discipline in a Competitive Market Underwriting profitability achieved through: Allocation of capital to profitable market segments Pricing integrity through market cycles Conservative reserving High retention rate 2Q09 Personal Lines: 91% 2Q09 Commercial Lines: 82% Net Loss Ratio Tower P&C Industry Reinsurance Segment 2004 0.594 0.735 0.867 2005 0.588 0.753 2006 0.603 0.654 2007 0.552 0.677 2008 0.517 0.771 YTD 2009 0.528 Source: A.M. Best Company for P&C Industry data.

Outperformed publicly traded property and casualty insurance companies over the last 5 years Includes periods in which Tower has raised capital (IPO: 10/2004 and Follow-on offering: 1/2007) Source: SNL Financial and Company Data. SNL data provided for publicly traded P&C companies. Operating Return on Equity Consistently Stronger Returns Than Industry IPO: $127 MM raised Follow-on offering: $95 MM raised

Diversified Business Platform Segment Markets Based Upon Premium Size, Pricing and Coverage Tier Access Multiple Distribution Systems Expand Product Lines and Industry Classes of Business Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers Compensation Commercial Auto Homeowners Auto Industry Automotive Construction Manufacturing Office & Services Real Estate Retail Territory Northeast Southeast Southwest Premium Size Small Medium Large Pricing & Coverage Tier Preferred Standard Non-Standard E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents Expand Geographically Leveraging Existing Products Midwest West Personal

Acquisitions Strategy - Build diversified business platform through acquisitions Expand distribution and servicing capability nationally Expand into different product lines and industry classes of business Improve profitability of the targets through increased financial strength, expense reduction and cross-selling Profile of targets Small insurance companies with access to local markets with limited capital, rating and high expense ratio Managing general agencies with specialized product expertise Favorable market conditions for acquisitions Target Challenges: Difficult P&C market environment to achieve organic growth, high expenses from lack of scale and need for automation, inability to access capital Tower Advantages: Uniquely positioned with strong capitalization, track record and expertise in acquiring target companies

Acquisitions closed in 2009 CastlePoint (1Q09) Expansion into specialty business Increased financial strength (Stockholders' equity increased to $847 million as of 6/30/09 from $335 million as of 12/31/08) Reallocation of capital - shift from reinsurance to support organic primary insurance growth and to finance acquisitions Hermitage (1Q09) Implements post-CastlePoint plan to shift capital from reinsurance to primary insurance business Supports national expansion of wholesale distribution system (provides E&S capability nationally) Gains access to local markets by expanding retail distribution in the Southeast

Pending acquisition - Specialty Underwriters' Alliance, Inc. Transaction terms Purchase Price of approximately $107 million for 100% stock No external financing required, expected to close by year end 2009 Accretive to BVPS and EPS BVPS expected to be accretive at the time of close EPS is expected to be accretive in year one which reflects the gradual reduction of SUA's expense ratio Creation of a separate, specialty profit center Less reliant on Tower's brokerage division for internal resources to support growth Allows Tower to take advantage of strong pipeline of specialty opportunities Establishes a Midwest regional office to support continued geographical expansion Tower's brokerage insurance business will be expanded by utilizing SUA's underwriting staff to offer our broad product lines to wholesale and retail agents in the Midwest where Tower does not have an operating presence

Gross Premiums Written and Produced Policies in force increased 23.1%* as of 6/30/09 versus the prior year Renewal premiums increased 0.4%* overall; retention was 88%* for all lines for 2Q 2009 $ in Millions * Brokerage Insurance Segment; Excludes Hermitage. CAGR 36.8%

Operating Income $ in Thousands Three Months Ended Nine Months Ended $ in Millions CAGR 65.1%

Operating EPS CAGR 28.3%

Book Value Per Share CAGR 21.6%

Highly Rated Investments: No Common Stocks Investment portfolio continues to experience favorable trends and value recovery As of June 30, 2009 Fixed income average quality of AA Effective duration of 4.3 years Tax equivalent book yield of 5.7% Cash & Equivalents U.S. Treasuries Agency Corporates Mortgage-Backed Asset-Backed Municipals Equities East 0.05 0.02 0.01 0.29 0.32 0.01 0.3 0 Asset Allocation Asset Quality US Treasuries AAA AA A BBB Below BBB Cash & Equivalents Asset Quality 0.02 0.42 0.19 0.19 0.08 0.05 0.05

Peer Comparison(1) (1) Prices as of 09/01/2009 Peer data and estimates provided by SNL Financial : AFSI,AGII,ERIE,HGIC,HCC,MKL,NATL,NAVG,OB,RLI,SIGI,WRB Financial figures YTD for 06/30/2009 (2) Total premiums produced for Tower; gross premiums written for peers, if available

5 Year Track Record

Key Investment Considerations High ROE Business Model Profitable Growth Favorable Net Loss Ratio Competitive Cost Advantage Positive Outlook Strong operating performance Anticipated benefits from strategic acquisitions Drivers Target 16% to 18% 10% to 20%; less than 90% combined ratio Below 60% 30% Gross Expense Ratio 2009 Guidance for Operating EPS: $3.15 - $3.25 per diluted share

Tower Group, Inc. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com